Exhibit (b)(ii)

Alibaba Group Holding Limited

As of [●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

[●]

Restricted ADSs /Affiliate/Custody & Pledge/ [●] (CUSIP No. [●])

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined in this letter agreement (this “Letter Agreement”), shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain persons (including Affiliates of the Company), the names of which will be provided by the Company to the Depositary from time to time pursuant to the depositary procedures set forth in Section 1 below (the “Restricted Holders”), to own Shares that constitute Restricted Securities in the form of Restricted ADSs, to arrange for such Restricted ADSs to be held by [●] or its successor or assign (the “Bank”, and Bank in its capacity as securities intermediary, the “Intermediary”) for the benefit of the Restricted Holders or to pledge such Restricted ADSs to the Bank in its capacity as lender and pledgee (the Bank in such capacity, the “Pledgee”) in connection with loan agreements and security documents that may be entered into between such Restricted Holders and the Pledgee from time to time (collectively, the “Loan and Security Documents”), including without limitation, [●]. The Depositary agrees to accommodate the deposit of Restricted Securities by, or on behalf of, the Restricted Holders and the issuance and delivery of Restricted ADSs to the Intermediary (or its nominee) for the benefit of the Restricted Holders, provided that the terms of deposit of the Restricted Securities for Restricted ADSs neither (a) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (b) violate or conflict with any law, rule or administrative position applicable to the ADSs.

The terms of the Deposit Agreement shall be supplemented as set forth in this Letter Agreement, inter alia, for the purpose of accommodating (i) the deposit of Restricted Securities by the Restricted Holders and the issuance and delivery of Restricted ADSs to the Intermediary for the benefit of the Restricted Holders, and the pledge from time to time by the Restricted Holders of some or all of the Restricted ADSs to the Pledgee, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Depositary and the Intermediary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.        Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit by the Restricted Holders up to the number of Shares listed opposite such Restricted Holders’ names on lists to be provided by the Company to the Depositary from time to time in writing (the “Restricted Shares”) and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated Restricted ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Intermediary (or its nominee) for the benefit of the Restricted Holders. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares and request for issuance and delivery of Designated Restricted ADSs to the Intermediary (or its nominee) (which request shall not be unreasonably denied), (i) the Company shall deliver to the Depositary with a copy to the Intermediary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A hereto (each a “Consent and Delivery Instruction”), and (ii) each of the applicable Restricted Holders shall be required to deliver to the Depositary and the Company a duly completed and signed Restricted Holder Confirmation substantially in the form of Exhibit G hereto (each a “Restricted Holder Confirmation”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian appointed by the Depositary under the terms of the Deposit Agreement (the “Share Custodian”) by the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery of Designated Restricted ADSs upon deposit of the corresponding Designated Shares under the terms of this Letter Agreement by the Depositary to the Intermediary (or its nominee), and the pledge from time to time of some or all of such Designated Restricted ADSs to the Pledgee, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Intermediary as registered holder of Designated Restricted ADSs upon the issuance of the Designated Restricted ADSs and from time to time thereafter, as reasonably requested by the Intermediary, in each case upon the terms set forth herein. Designated Shares deposited by a Restricted Holder shall be held in a separate account with the Share Custodian and the corresponding Designated Restricted ADSs shall be Delivered to a separate account (an “Account”) in the name of the Intermediary (or its nominee). Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.        Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of, and to, the Depositary in the establishment of the procedures referred to in Section 1 and (ii) take commercially reasonable steps requested by the Depositary to ensure that the establishment of such procedures does not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs (other than the Intermediary or the relevant Restricted Holder) and does not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will not contravene or conflict with any Cayman Islands law of general application. In addition, at the time of deposit of the Designated Shares and the issuance of the Designated Restricted ADSs, the Company shall cause its U.S. counsel to deliver an opinion to the Depositary stating that the deposit of Designated Shares by the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act.

3.        Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs to the Intermediary (or its nominee) only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Company, (ii) confirmation from the Share Custodian of the receipt of the due deposit of the Designated Shares by a Restricted Holder, and (iii) the applicable Restricted Holder Confirmations, and (y) in the event of any corporate action of the Company that results in the issuance of additional Designated Restricted ADSs to the Holders thereof. If any additional Designated Restricted ADSs are to be delivered to the Intermediary (or its nominee) pursuant to clause (y) of the preceding sentence, the Depositary shall so notify the Intermediary and shall deliver such Designated Restricted ADSs to the applicable Accounts designated by the Intermediary.

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under CUSIP No. [●] (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements) and the Designated Shares corresponding to Designated Restricted ADSs credited to each Account to be held separate and distinct by the Share Custodian from the other Deposited Securities held by the Share Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue the Designated Restricted ADSs in the form of Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Intermediary for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.        Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statement to be sent by the Depositary to the Intermediary upon the issuance of Designated Restricted ADSs shall contain the following legend (the “Legend”):

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF ALIBABA GROUP HOLDING LIMITED (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (AS SO AMENDED AND SUPPLEMENTED, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 24, 2014, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL EITHER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT OR OTHERWISE REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

In the event that the Designated Restricted ADSs are to be issued in certificated form at the request of the Intermediary, the ADR issued to evidence the Designated Restricted ADSs shall contain a legend substantially in the form of the Legend, but with such modifications as are appropriate to reflect the issuance of the Designated Restricted ADSs in certificated form.

5.        Limitations on Transfer of Designated Restricted ADSs. (A) Except as provided in paragraph (B) below or in Section 8, the Designated Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, (ii) a Transfer Certification from the Holder thereof substantially in the form attached hereto as Exhibit B, (iii) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law, and (iv) if requested by the Depositary, opinions of U.S. counsel reasonably satisfactory to the Depositary as to compliance with the terms of the legend set forth above in Section 4 (provided that the Depositary agrees that any opinion of [●] as to the compliance with the terms of the legend set forth above in Section 4 shall be deemed reasonably satisfactory to the Depositary). Upon satisfaction of the conditions set forth in clauses (i) to (iv) of the preceding sentence, the Depositary shall transfer the Designated Restricted ADSs in accordance with the instruction of such Holder.

(B) Notwithstanding the foregoing, the Restricted ADSs shall be transferrable from the Holder thereof acting as “Intermediary” (the “Departing Intermediary”) to any person who is, from time to time, appointed as the successor “Intermediary” (the “Successor Intermediary”). In connection with any such transfer of the Restricted ADSs, the Depositary and the Company agree that upon receipt from the Departing Intermediary or the Successor Intermediary of (i) a duly completed Transfer Certificate substantially in the form of Exhibit B hereto, (ii) a duly completed and signed Assignment Instruction and Assumption Agreement substantially in the form attached hereto as Exhibit H, and (iii) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law, the Depositary shall transfer the Designated Restricted ADSs to the Successor Intermediary, whereupon the Depositary and the Company agree that all rights and obligations of the Departing Intermediary under this Letter Agreement (other than the indemnity obligations of the Departing Intermediary for actions taken hereunder prior to that date) shall be assigned to, and assumed by, the Successor Intermediary, and the Successor Intermediary shall become the Holder of the Designated Restricted ADSs. The Depositary further agrees that no Depositary fees shall be payable in respect of such transfer.

6.        Limitations on Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares at the instruction of the Holder thereof unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the Holder thereof a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”). Upon satisfaction of the conditions set forth in clause (x) and clause (y) of the preceding sentence, the Depositary shall release the Designated Shares identified by such Holder or cancel any Designated Restricted ADSs identified by such Holder in order to withdraw the underlying Designated Shares.

7.        Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. The Depositary shall not be obligated to treat the Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement, except as specifically contemplated herein.

8.        Limitations on Exchange of Designated Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees to, cancel any or all of the Designated Restricted ADSs and issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) from the Holder thereof, a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit D (the “Resale Certification and Instruction Letter”), (ii) an opinion contemplated in the Resale Certification and Instruction Letter from (A) the U.S. securities counsel of the Company substantially in the form of Exhibit E hereto or (B) [●] or another U.S. securities counsel appointed by the Bank that is reasonably acceptable to the Depositary substantially in the form of Exhibit F hereto, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement (not exceeding USD0.05 per freely transferable ADS), and (iv) such other documentation as counsel to the Depositary advises is necessary to satisfy mandatory obligations of U.S. or Cayman Islands law.

9.        Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (y) (A) an opinion of U.S. counsel to the Company or (B) an opinion of [●] or another U.S. securities counsel appointed by the Intermediary that is reasonably acceptable to the Depositary, stating, inter alia, that the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares may be removed in accordance with the Deposit Agreement and this Letter Agreement and that the Designated Restricted ADSs and the Designated Shares are not subject to any greater limitations on transfer or sale by the Intermediary under the Securities Act than Shares and ADS(s) that are not Restricted Securities. Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for inclusion in the applicable book-entry settlement system. For avoidance of doubt, the parties agree that the conditions of this Section 9 do not apply to the circumstances set out in Section 8.

10.       UCC Classification. Each Designated Restricted ADS shall constitute a “security” within the meaning of, and shall be governed by, Article 8 of the Uniform Commercial Code (including section 8-102(a)(15) thereof) as in effect from time to time in the State of New York.

11.       Representations and Warranties. The Company hereby represents and warrants to each of the Depositary and the Intermediary as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Letter Agreement that (a) the Designated Shares being deposited or to be deposited by the Restricted Holders for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit from time to time of Designated Shares by Restricted Holders and the issuance and delivery of Designated Restricted ADSs to the Intermediary (or its nominee), in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by Cayman Islands and the People’s Republic of China laws to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been, or will have been, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate the provisions of the Securities Act or any other laws applicable to the Company or any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

In addition, each of the Company and the Depositary agrees that it will maintain or cause to be maintained, at all times, an effective registration statement on Form F-6, and confirms that a number of ADSs equal to at least the number of Designated Restricted ADSs issued to the Intermediary hereunder has been allocated and reserved under the Company’s registration statement on Form F-6 as of the date hereof.

The Company agrees that the Intermediary may disclose a copy of this Letter Agreement or any acknowledgement letter of the Company, and any information which the Intermediary has acquired under or in connection with this Letter Agreement or such acknowledgement letter (i) if required to do so under any law or regulation; (ii) to any governmental or other regulatory authority; (iii) to its professional advisers; (iv) to the head office, branches, representative office or affiliate of the Intermediary.

12.       Indemnity. (a) Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance and delivery of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

(b) The Intermediary agrees to indemnify and hold harmless the Depositary, the Company, and their respective agents, employees, officers and directors (each an "Indemnified Person") for any direct loss, liability or expense incurred as a result of any action or omission of the Intermediary under the terms of this Letter Agreement except to the extent resulting from such Indemnified Person's negligence or bad faith.

13. Role of the Intermediary.

(a) The Company and the Depositary acknowledge that, so long as the Designated Restricted ADSs are registered in the name of the Intermediary (or its nominee), (i) the Intermediary (or its nominee) will be treated as the record holder of such Designated Restricted ADSs (and as such the authorized representative of the Beneficial Owner(s) of the Designated Restricted ADSs), (ii) the Bank may make loans from time to time to the Beneficial Owners of the Designated Restricted ADSs and such Beneficial Owners may pledge from time to time some or all of their Designated Restricted ADSs as collateral for such loans, in which case the Bank will be the holder of a security interest in the Beneficial Owners’ Designated Restricted ADSs so pledged, and (iii) in taking actions with respect to such Designated Restricted ADSs the Depositary and the Company shall (unless otherwise directed by the Intermediary in writing) only act upon the instructions of the Intermediary (notwithstanding the interests of the Restricted Holders as the Beneficial Owners of the Designated Restricted ADSs).

(b) The Intermediary agrees and warrants to the Company and the Depositary that, (i) so long as the Designated Restricted ADSs are registered in the name of the Intermediary (or its nominee), it will comply and monitor compliance with the restrictions set forth in the Legend, and to communicate such limitations to the Beneficial Owners of the Designated Restricted ADSs, (ii) it (or its nominee) will receive all distributions of cash, securities and corporate action notices on behalf of the Beneficial Owners of the Designated Restricted ADSs, it (or its nominee) will distribute the cash, securities and corporate action notices so received to the Beneficial Owners of the Designated Restricted ADSs upon the terms of the relevant Loan and Security Documents, and it (or its nominee) will act upon any instructions received from the Beneficial Owners of the Designated Restricted ADSs in respect of the corporate actions applicable to the Designated Restricted ADSs it holds pursuant to the terms thereof (including, without limitation, the solicitation of ADS voting instructions), (iii) it (or its nominee) will provide the Company and the Depositary such information about the Beneficial Owners of Designated Restricted ADSs as the Company or the Depositary may request and is available to it as the registered holder of Designated Restricted ADSs; and (iv) it shall not lend, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of or use for financing or other related activities (including without limitation, pursuant to repurchase transactions) any Designated Restricted ADSs (other than, for the avoidance of doubt, facilitate the pledge by the Restricted Holders from time to time of some or all Designated Restricted ADSs to the Pledgee).

14. Governing Law and Jurisdiction. This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof shall be governed by, the laws of the State of New York as applicable to contracts made and to be wholly performed in that State.

The Company confirms that it has designated and appointed [Corporation Service Company of 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401] as its agent for service of process in any proceedings before any United States Federal or State court sitting in New York City in connection with the Deposit Agreement and this Letter Agreement

The parties agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of, or in connection with, this Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts.

The parties irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or in connection with this Letter Agreement, and any objection that they may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 14, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties further irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Letter Agreement.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The parties have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

ALIBABA GROUP HOLDING LIMITED

By: _____________________________
Name:
Title:

[Signature Page to RADS Agreement]

CITIBANK, N.A., as Depositary

By: ____________________________
Name:
Title:

[Signature Page to RADS Agreement]

[●],
as Intermediary

By: _____________________________
Name:
Title:

[Signature Page to RADS Agreement]

EXHIBITS

A	Consent and Delivery Instruction
B	Transfer Certification
C	Withdrawal Certification
D	Resale Certification and Instruction Letter
E	Opinion of Counsel to the Company
F	Opinion of Counsel to the Bank
G	Restricted Holder Confirmation
H	Assignment Instruction and Assumption Agreement

EXHIBIT A
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

_____________________

CONSENT AND DELIVERY INSTRUCTION
_____________________

_______________, ____

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Account Management: Alibaba Group Holding Limited (CUSIP No. [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as bank for the Restricted Holders (the “Bank”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby consents to the deposit of the Designated Shares specified in Schedule I by the specified beneficial owners thereof, and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement) to the Intermediary (or its nominee) at the following address: [●].

The Company hereby represents and warrants to the Depositary that, to the Company’s knowledge, the specified Beneficial Owner(s) of the Designated Shares specified on Schedule I hereto will be the Beneficial Owner(s) of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

Exh. A-1

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

ALIBABA GROUP HOLDING LIMITED

By: _____________________________
Name:
Title:

Cc: [●]

      Exh. A-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner(s) of Designated Restricted ADSs
_________________ Shares	_________ RADSs

Exh. A-3

EXHIBIT B
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

_____________________

TRANSFER CERTIFICATION

_____________________

_______________, ____

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Account Management: Alibaba Group Holding Limited (CUSIP No. [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as bank for the Restricted Holders (the “Bank”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that the Surrendered Restricted ADSs are being transferred in a transaction exempt from the registration under the Securities Act.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

[_____________], as Holder

By: ________________________
Name:
Title:
Dated:

Exh. B-1

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee:_____________________________________________________

Authorized Signature of Officer:______________________________________________________________

Title of Officer Signing This Guarantee:________________________________________________________

Address:_______________________________________________________________________________

______________________________________________________________________________________

Area Code and Telephone Number:___________________________________________________________

Dated:_________________________________________________________________________________

Schedule I

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated Restricted ADSs:

Name of Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

Exh. B-2

EXHIBIT C
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

_____________________

WITHDRAWAL CERTIFICATION
_____________________

_______________, ____

Citibank, N.A., as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Alibaba Group Holding Limited (CUSIP No. [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as bank for the Restricted Holders (the “Bank”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.        This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.        We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

Exh. C-1

3.        We certify that either (check one):

(a) ______ The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act [, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(b) ______ The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith in a transaction exempt from registration pursuant to Rule 144 under the Securities Act[, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(c) ______ The Beneficial Owner of the Restricted ADSs will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, has confirmed to us in writing that it (x) will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act and given to such term in the Deposit Agreement), except in accordance with the Restricted ADS Letter Agreement.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. C-2

Name of Holder:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Holder:	__________________________________ Name: Title:

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee:________________________________________________________

Authorized Signature of Officer:________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

Exh. C-3

EXHIBIT D

to

Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

Citibank, N.A., as Depositary
388 Greenwich Street

New York, New York 10013

Attn.: Broker Services

Alibaba Group Holding Limited (CUSIP No. [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as bank for the Restricted Holders (the “Bank”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Resale Certification and Instruction letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No. [●]) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

Exh. D-1

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not being sold by an Affiliate of the Company and such seller has not been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company, and (z) the Company has stated in its most recent filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that it has complied with the applicable reporting requirements of the Exchange Act specified in Rule 144(c)(1) for the preceding twelve months, and the undersigned does not know, and has no reason to believe, that the Company has not complied with such requirements;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not being sold by an Affiliate of the Company and such seller has not been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company;

OR

** ☐ Sale Exempt from Registration (other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

__________________________

*    The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.
** An opinion of counsel must be delivered to cover this transaction to the Depositary upon the terms contemplated in the Restricted ADS Letter Agreement.

Exh. D-2

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.
[Please fill in details]

[The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No. [●]), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________________

(CUSIP No. [●])

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

Exh. D-3

2.       If ADSs are to be issued delivered in the form of Uncertificated Restricted ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

Exh. D-4

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Holder:	__________________________________

Date:	__________________________________

Signature of Holder:	__________________________________ Name: Title:

MEDALLION SIGNATURE GUARANTEE

Name of Firm Issuing Medallion Guarantee:______________________________________

Authorized Signature of Officer:_______________________________________________

Title of Officer Signing This Guarantee:_________________________________________

Address:________________________________________________________________

_______________________________________________________________________

Area Code and Telephone Number:____________________________________________

Dated:__________________________________________________________________

Exh. D-5

EXHIBIT E
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

__________________________________________

Opinion of counsel to the company
_____________________

[●]

Exh. E-1

EXHIBIT F
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

__________________________________________

Opinion of counsel to the bank
_____________________

[●]

Exh. F-1

EXHIBIT G
to

Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Bank

__________________________________________

Restricted Holder Confirmation
_____________________

Citibank, N.A., as Depositary
388 Greenwich Street
New York, New York 10013

Alibaba Group Holding Limited
c/o Alibaba Group Services Limited
26/F Tower One, Times Square
Causeway Bay
Hong Kong

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as Intermediary for the Restricted Holders (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Restricted Holder Confirmation is being provided in connection with the deposit of Designated Restricted Shares in support of the issuance and delivery of the corresponding Designated Restricted ADSs to the Intermediary pursuant to the Restricted ADS Letter Agreement.

The undersigned hereby confirms to the Company and the Depositary that:

1.	It has entered or intends to enter into certain Loan and Security Documents, none of the terms of which conflict with the terms of the Restricted ADS Letter Agreement.

Exh. G-1

2.	None of the Depositary or the Company shall have any obligation to monitor the actions of the Intermediary under the terms of the Restricted ADS Letter Agreement or the Loan and Security Documents.

3.	Each of the Depositary and the Company is authorized and directed to rely on information and instructions received from the Intermediary upon the terms contemplated in the Restricted ADS Letter Agreement (including, without limitation, the number of Designated Restricted ADSs which from time to time have been pledged to the Pledgee), and none of the Depositary or the Company is required to question the authority of the Intermediary to take the actions contemplated in the Restricted ADS Letter Agreement (including, without limitation, any request for the exchange of any Designated Restricted ADSs for freely transferable ADSs) or the appropriateness of such actions under the terms of the Loan and Security Documents.

4.	The undersigned agrees to indemnify and hold harmless the Depositary, the Company, and their respective agents, employees, officers and directors for any direct loss, liability or expense incurred as a result of any action or omission of the Intermediary under the terms of the Restricted ADS Letter Agreement.

[__________________]

By: ________________________
Name:
Title:
Date:

Exh. G-2

EXHIBIT H
to
Letter Agreement, dated as of [●], by and among
Alibaba Group Holding Limited,
Citibank, N.A., as Depositary, and
[●], as Intermediary

_____________________

ASSIGNMENT INSTRUCTION AND ASSUMPTION AGREEMENT

_____________________

_______________, ____

Citibank, N.A., as Depositary
388 Greenwich Street
New York, New York 10013

Alibaba Group Holding Limited
c/o Alibaba Group Services Limited
26/F Tower One, Times Square
Causeway Bay
Hong Kong

Alibaba Group Holding Limited (CUSIP No. [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [●], as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [●], as Intermediary (the “Intermediary”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This assignment instruction and assumption agreement (this “Assignment and Assumption”) is entered into by and between the Departing Intermediary (as defined in the Restricted ADS Letter Agreement) identified below (the “Assignor”) and the Successor Intermediary (as defined in the Restricted ADS Letter Agreement) identified below (the “Assignee”).

Exh. H-1

For an agreed consideration, the Assignor hereby irrevocably and unconditionally assigns to the Assignee, and the Assignee hereby irrevocably and unconditionally assumes from the Assignor, subject to and in accordance with the Restricted ADS Letter Agreement, as of the date hereof, (i) all of the Assignor’s rights and obligations in its capacity as the Intermediary and Holder of the Designated Restricted ADSs under the Restricted ADS Letter Agreement and any other documents or instruments delivered pursuant thereto (other than the indemnity obligations of the Departing Intermediary in favor of the Depositary for actions taken under the Restricted ADS Letter Agreement prior to the date hereof), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as the Intermediary and the Holder thereof) against any person, whether known or unknown, arising under or in connection with the Restricted ADS Letter Agreement and any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

[Name of Departing Intermediary], as Assignor

By

Name:

Title:

[Name of Successor Intermediary], as Assignee

By

Name:

Title:

Exh. H-2